Exhibit 99.1

Allegro MicroSystems Reports Second Quarter 2027 Results

Second Quarter Sales Increased by 29% Year-over-Year to $277 Million

Record Industrial & Other and Data Center Sales

GAAP EPS Quadrupled and Non-GAAP EPS Doubled Year-over-Year

Manchester, NH, October 29, 2026 – Allegro MicroSystems, Inc. (“Allegro” or the “Company”) (Nasdaq: ALGM), a global leader in power and sensing semiconductor solutions for motion control and energy efficient systems, today announced financial results for its second quarter ended September 25, 2026.

“We saw continued strong momentum in our fiscal second quarter, delivering our seventh consecutive quarter of sequential sales growth. Sales were $277 million, representing a 29% increase year-over-year. GAAP earnings per share quadrupled from $0.03 per share in the fiscal second quarter of 2026 to $0.12. Non-GAAP EPS grew to $0.26, doubling over the second quarter of fiscal 2026. Broad year-over-year sales growth in Automotive and Industrial end markets drove this strong performance, led by data center, which established a new record,” said Mike Doogue, President and CEO of Allegro. “Our forward demand signals strengthened significantly this quarter. We delivered our highest quarterly design-win performance since our 2020 IPO—up nearly 40% year-over-year—and bookings increased for the eighth consecutive quarter. With record design wins, a robust backlog, and expanding content across our target Automotive and Industrial markets, the leading indicators across our business give us high confidence in our path to exceed our target model of mid-teens annual sales growth.”

“During the quarter, we also continued to execute on our strategic priorities of expanding profitability and generating strong cash flow,” said Derek D’Antilio, Executive Vice President and CFO of Allegro. “On September 30, 2026, following the close of the second quarter, we made another $25 million voluntary debt repayment, underscoring the strength of our balance sheet and our confidence in Allegro’s anticipated free cash flow generation.”

Second Quarter Financial Highlights:

In thousands, except per share data	Three-Month Period Ended			Six-Month Period Ended
	September 25, 2026	June 26, 2026	September 26, 2025	September 25, 2026	September 26, 2025
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Net Sales
Automotive	$172,492	$165,349	$155,845	$337,841	$300,109
Industrial and Other	104,392	93,894	58,449	198,286	117,590
Total net sales	$276,884	$259,243	$214,294	$536,127	$417,699
GAAP Financial Measures
Gross margin %	49.2%	48.5%	46.3%	48.8%	45.6%
Operating margin %	12.8%	9.8%	2.9%	11.4%	0.8%
Diluted EPS	$0.12	$0.08	$0.03	$0.21	$(0.04)
Non-GAAP Financial Measures
Gross margin %	51.5%	51.1%	49.6%	51.3%	48.9%
Operating margin %	20.6%	19.4%	13.9%	20.0%	12.5%
Diluted EPS	$0.26	$0.23	$0.13	$0.48	$0.21

Business Outlook

For the third quarter of fiscal year 2027 ending December 25, 2026, the Company expects total net sales to be in the range of
$278 million to $288 million. At the midpoint of this range, it implies growth in net sales of 23% year-over-year.

The Company also estimates the following results on a non-GAAP basis:

•
Gross Margin is expected to be between 51.5% and 52.5%,
•
Operating expenses are expected to be $87 million, plus or minus $1 million, and
•
Diluted Earnings per Share is expected to be between $0.25 and $0.29, with the mid-point of this range implying an 80% year-over-year increase.

Allegro has not provided a reconciliation of its third fiscal quarter outlook for non-GAAP Gross Margin, non-GAAP Operating Expenses, and non-GAAP Diluted Earnings per Share because estimates of all of the reconciling items cannot be provided without unreasonable efforts. It is difficult to reasonably provide a forward-looking estimate between such forward-looking non-GAAP measures and the comparable forward-looking U.S. generally accepted accounting principles (“GAAP”) measures. Certain factors that are materially significant to Allegro’s ability to estimate these items are out of its control and/or cannot be reasonably predicted.

Earnings Webcast

A webcast will be held on Thursday, October 29, 2026 at 8:30 a.m., Eastern Time. Michael C. Doogue, President and Chief Executive Officer, and Derek P. D’Antilio, Executive Vice President and Chief Financial Officer, will discuss Allegro’s business and financial results.

The webcast will be available on the Investor Relations section of the Company’s website at investors.allegromicro.com. A recording of the webcast will be posted in the same location shortly after the call concludes and will be available for at least 90 days.

About Allegro MicroSystems

Allegro MicroSystems, Inc. is leveraging more than three decades of expertise in magnetic sensing and power ICs to propel electrification, automation, AI data center, and robotics forward with solutions that enhance efficiency, performance and sustainability. Allegro’s commitment to quality drives transformation across industries, reinforcing our status as a pioneer in “automotive-grade” technology and a partner in our customers’ success. For additional information, please visit https://www.allegromicro.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, contained in this press release including statements regarding our future results of operations and financial position, business strategy, prospective products and the plans and objectives of management for future operations, including, among others, statements regarding the liquidity, growth and profitability strategies and factors and trends affecting our business, including the projected size and growth of markets in which we operate or may operate, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

Without limiting the foregoing, in some cases, you can identify forward-looking statements by terms such as “aim,” “may,” “will,” “should,” “expect,” “exploring,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “would,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “seek,” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. No forward-looking statement is a guarantee of future results, performance or achievements, and one should avoid placing undue reliance on such statements.

Forward-looking statements are based on our management’s current expectations, beliefs and assumptions and information currently available to us. Such beliefs and assumptions may or may not prove to be correct. Additionally, such forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions, and actual results may differ materially from those expressed or implied in the forward-looking statements due to various factors, including, but not limited to, those identified in Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and Part I, Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the year ended March 27, 2026, as any such factors may be updated from time to time in our Quarterly Reports on Form 10-Q and our other filings with the Securities and Exchange Commission (the “SEC”). These risks and uncertainties include, but are not limited to: downturns or volatility in general economic conditions; our ability to compete effectively, expand our market share and increase our net sales and profitability; our reliance on a limited number of third-party semiconductor wafer fabrication facilities and suppliers of other materials; any failure to adjust purchase commitments and inventory management based on changing market conditions or customer demand; the cyclical nature of the semiconductor industry, including the analog segment in which we compete; any downturn or disruption in the automotive market or industry; our ability to successfully integrate the acquisition of other companies or technologies and products into our business; our ability to maintain or improve our gross margins may be adversely affected by decreases in average selling prices of our products, increases in input costs or shifts in product, customer or channel mix; our ability to manage any sustained yield problems or other delays at our third-party wafer fabrication facilities or in the final assembly and test of our products; our ability to accurately predict our quarterly net sales and operating results and meet the expectations of investors; our dependence on manufacturing operations in the Philippines; our reliance on distributors to generate sales; events beyond our control, including conflicts in the Middle East, impacting us, our key suppliers or our manufacturing partners or other third-party suppliers of components, materials or subassemblies; our ability to develop new product features or new products in a timely and cost-effective manner; our dependence on growth in the end markets that use our products, and the impact that slowdowns in such growth, including as a result of volatility in demand for emerging technologies or changes in government incentives, could have on our financial results; the loss of one or more significant customers; our ability to identify, enter and expand in new markets, and to generate returns on such investments; uncertainties related to the design win process and our ability to recover design and development expenses and to generate timely or sufficient net sales or margins; changes in government trade policies, including the imposition of export restrictions and tariffs; our exposures to warranty claims, product liability claims and product recalls; our dependence on international customers and operations; risks, liabilities, costs and obligations related to governmental regulations and other legal obligations, including export/trade control, privacy, data protection, information security, cybersecurity, consumer protection, environmental and occupational health and safety, antitrust, anti-corruption and anti-bribery, product safety, environmental protection, employment matters and tax; the volatility of currency exchange rates; our ability to raise capital to support our growth strategy; our indebtedness may limit our flexibility to operate our business; our ability to retain key and highly skilled personnel; the impact on the market price of our common stock from future sales of our common stock by large stockholders, or the perception that such sales could occur; the impact of restructuring activities on our business and operating results; our ability to protect our proprietary technology and inventions through patents or trade secrets; our ability to commercialize our products without infringing third-party intellectual property rights; disruptions or breaches of our information technology systems or confidential information or those of our third-party service providers; the risks presented by the use of artificial intelligence, machine learning and automated decision-making technologies by us and others; any failure to maintain effective internal control over financial reporting; changes in tax rates or the adoption of new tax legislation; the negative impacts of sustained inflation on our business; and other events beyond our control. Moreover, we operate in an evolving environment. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties.

You should read this press release and the documents that we reference completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. All forward-looking statements speak only as of the date of this press release, and except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements, whether as a result of any new information, future events, changed circumstances or otherwise.

This press release includes certain non-GAAP financial measures as defined by the SEC rules. These non-GAAP financial measures are provided in addition to, and not as a substitute for or superior to measures of, financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their most directly comparable GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the presented non-GAAP financial measures as tools for comparison.

This press release may not be reproduced, forwarded to any person or published, in whole or in part.

ALLEGRO MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share amounts)

(Unaudited)

	Three-Month Period Ended		Six-Month Period Ended
	September 25, 2026	September 26, 2025	September 25, 2026	September 26, 2025
Net sales	$276,884	$214,294	$536,127	$417,699
Cost of goods sold	140,722	115,002	274,355	227,105
Gross profit	136,162	99,292	261,772	190,594
Operating expenses:
Research and development	55,756	50,891	110,924	97,391
Selling, general and administrative	44,958	42,158	89,933	89,700
Total operating expenses	100,714	93,049	200,857	187,091
Operating income	35,448	6,243	60,915	3,503
Interest and other expense	(7,620)	(8,958)	(15,662)	(16,211)
Income (loss) before income taxes	27,828	(2,715)	45,253	(12,708)
Income tax provision (benefit)	4,510	(9,298)	6,016	(6,129)
Net income (loss)	23,318	6,583	39,237	(6,579)
Net income attributable to non-controlling interests	61	64	109	129
Net income (loss) attributable to Allegro MicroSystems, Inc.	$23,257	$6,519	$39,128	$(6,708)
Net income (loss) per common share attributable to Allegro MicroSystems, Inc.:
Basic	$0.12	$0.04	$0.21	$(0.04)
Diluted	$0.12	$0.03	$0.21	$(0.04)
Weighted average shares outstanding:
Basic	186,449,984	185,074,119	186,128,253	184,830,588
Diluted	187,717,425	186,305,785	187,760,302	184,830,588

Supplemental Schedule of Total Net Sales

The following table summarizes total net sales by market within the Company’s unaudited condensed consolidated statements of operations:

	Three-Month Period Ended		Change		Six-Month Period Ended		Change
	September 25, 2026	September 26, 2025	Amount	%	September 25, 2026	September 26, 2025	Amount	%
	(Dollars in thousands)				(Dollars in thousands)
Automotive	$172,492	$155,845	$16,647	11%	$337,841	$300,109	$37,732	13%
Industrial and Other	104,392	58,449	45,943	79%	198,286	117,590	80,696	69%
Total net sales	$276,884	$214,294	$62,590	29%	$536,127	$417,699	$118,428	28%

ALLEGRO MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	September 25,	March 27,
	2026 (Unaudited)	2026
Assets
Current assets:
Cash and cash equivalents	$193,039	$168,753
Restricted cash	8,062	6,604
Trade accounts receivable, net	108,455	93,248
Inventories	181,594	181,752
Related party - other current assets	22,500	—
Prepaid expenses and other current assets	47,185	53,249
Total current assets	560,835	503,606
Property, plant and equipment, net	300,656	308,258
Deferred income tax assets	84,494	80,221
Goodwill	203,109	203,291
Intangible assets, net	227,114	238,675
Equity investment in related party	15,743	22,296
Related party - other assets	12,500	15,000
Other assets	42,601	44,828
Total assets	$1,447,052	$1,416,175
Liabilities, Non-Controlling Interest and Stockholders’ Equity
Current liabilities:
Trade accounts payable	$56,794	$44,438
Amounts due to related party	3,640	4,794
Accrued expenses and other current liabilities	73,815	95,163
Current portion of long-term debt	1,506	1,530
Total current liabilities	135,755	145,925
Long-term debt	285,649	285,746
Other long-term liabilities	21,758	28,059
Total liabilities	443,162	459,730
Commitments and contingencies
Stockholders’ Equity:
Preferred stock	—	—
Common stock	1,865	1,854
Additional paid-in capital	1,062,360	1,050,582
Accumulated deficit	(29,360)	(68,488)
Accumulated other comprehensive loss	(32,686)	(29,201)
Equity attributable to Allegro MicroSystems, Inc.	1,002,179	954,747
Non-controlling interest	1,711	1,698
Total stockholders’ equity	1,003,890	956,445
Total liabilities, non-controlling interest and stockholders’ equity	$1,447,052	$1,416,175

ALLEGRO MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(Unaudited)

	Three-Month Period Ended		Six-Month Period Ended
	September 25, 2026	September 26, 2025	September 25, 2026	September 26, 2025
Cash flows from operating activities:
Net income (loss)	$23,318	$6,583	$39,237	$(6,579)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	17,241	16,611	34,108	32,827
Amortization of deferred financing costs	298	717	595	1,650
Deferred income taxes	(2,760)	890	(4,462)	(4,171)
Stock-based compensation	14,142	13,681	28,270	24,443
Provisions for inventory and expected credit losses	792	1,093	2,347	4,543
Loss in earnings of equity investment	2,944	2,332	6,553	3,153
Other non-cash reconciling items	66	217	52	159
Changes in operating assets and liabilities:
Trade accounts receivable	(9,794)	(16,391)	(15,207)	(21,723)
Inventories	5,675	2,020	(2,195)	9,253
Payments to related party	(5,000)	—	(20,000)	—
Prepaid expenses and other assets	(6,237)	(11,670)	5,669	23,474
Trade accounts payable	(1,464)	(2,100)	12,290	4,181
Due to and from related parties	(967)	361	(1,155)	(3,272)
Other changes in operating assets and liabilities, net	(1,406)	6,018	(27,265)	14,042
Net cash provided by operating activities	36,848	20,362	58,837	81,980
Cash flows from investing activities:
Purchases of property, plant and equipment	(6,343)	(6,444)	(14,360)	(17,044)
Investment in equity security	(1,000)	—	(1,000)	—
Net cash used in investing activities	(7,343)	(6,444)	(15,360)	(17,044)
Cash flows from financing activities:
Repayment of term loan	—	(25,000)	—	(60,000)
Finance lease payments	(258)	(336)	(495)	(538)
Payments for intangible assets	—	(1,000)	—	(1,000)
Payments for taxes related to net share settlement of equity awards	(447)	(361)	(18,204)	(9,349)
Proceeds from issuance of common stock under employee stock purchase plan	1,821	1,910	1,821	1,910
Payments for taxes related to repurchase of common stock	—	(1,713)	—	(1,713)
Dividends paid to non-controlling interest	(21)	(23)	(21)	(23)
Net cash provided by (used in) financing activities	1,095	(26,523)	(16,899)	(70,713)
Effect of exchange rate changes on cash and cash equivalents and restricted cash	28	40	(834)	1,484
Net increase (decrease) in cash and cash equivalents and restricted cash	30,628	(12,565)	25,744	(4,293)
Cash and cash equivalents and restricted cash at beginning of period	170,473	139,379	175,357	131,107
Cash and cash equivalents and restricted cash at end of period	$201,101	$126,814	$201,101	$126,814

Non-GAAP Financial Measures

In addition to the measures presented in our condensed consolidated financial statements, we regularly review other measures, defined as non-GAAP financial measures by the SEC, to evaluate our business, measure our performance, identify trends, prepare financial forecasts and make strategic decisions. The key measures we consider are non-GAAP Gross Profit, non-GAAP Gross Margin, non-GAAP Operating Expenses, non-GAAP Operating Income, non-GAAP Operating Margin, EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, non-GAAP Profit before Tax, non-GAAP Income Tax Provision, non-GAAP Effective Tax Rate, non-GAAP Net Income Attributable to Allegro MicroSystems, Inc., non-GAAP Basic and Diluted Earnings per Share, non-GAAP Free Cash Flow, and non-GAAP Free Cash Flow as a percentage of net sales (collectively, the “Non-GAAP Financial Measures”). These Non-GAAP Financial Measures provide supplemental information regarding our operating performance on a non-GAAP basis that excludes certain gains, losses and charges of a non-cash nature or that occur relatively infrequently and/or that management considers to be unrelated to our core operations, and in the case of non-GAAP Income Tax Provision, management believes that this non-GAAP measure of income taxes provides it with the ability to evaluate the non-GAAP Income Tax Provision across different reporting periods on a consistent basis, independent of special items and discrete items, which may vary in size and frequency. These Non-GAAP Financial Measures are used by both management and our board of directors, together with the comparable GAAP information, in evaluating our current performance and planning our future business activities.

The Non-GAAP Financial Measures are supplemental measures of our performance that are neither required by, nor presented in accordance with, GAAP. These Non-GAAP Financial Measures should not be considered as substitutes for GAAP financial measures, such as gross profit, gross margin, net income or any other performance measures derived in accordance with GAAP. Also, in the future we may incur expenses or charges, such as those being adjusted in the calculation of these Non-GAAP Financial Measures. Our presentation of these Non-GAAP Financial Measures should not be construed as an inference that future results will be unaffected by unusual or nonrecurring items. These Non-GAAP Financial Measures exclude costs related to acquisition and related integration expenses, amortization of acquired intangible assets, stock-based compensation, restructuring actions, related-party activities and other non-operational costs.

Non-GAAP Income Tax Provision

In calculating the non-GAAP Income Tax Provision, we adjust for the tax effect of adjustments to GAAP results which represents the estimated income tax effect of the adjustments to non-GAAP Profit before Tax described below. We also adjust for any discrete tax items and the impact of non-recurring tax law changes to ensure the non-GAAP Effective Tax Rate (“NG ETR”) reflects future operations.

Our fiscal year 2026 and 2027 NG ETR excludes the impact of the 2025 One Big Beautiful Bill Act’s one-time research and development amortization election which accelerates the amortization of previously capitalized domestic research and development over a two-year period. The NG ETR is applied to non-GAAP Profit before Tax to arrive at the tax effect of adjustments to GAAP results.

Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin

	Three-Month Period Ended			Six-Month Period Ended
	September 25, 2026	June 26, 2026	September 26, 2025	September 25, 2026	September 26, 2025
	(Dollars in thousands)			(Dollars in thousands)
GAAP Gross Profit	$136,162	$125,610	$99,292	$261,772	$190,594
GAAP Gross Margin (% of net sales)	49.2%	48.5%	46.3%	48.8%	45.6%

Non-GAAP adjustments
Purchased intangible amortization	5,090	5,089	5,090	10,179	10,179
Restructuring costs	77	83	751	160	1,456
Stock-based compensation(1)	1,082	1,172	1,017	2,254	1,905
Other costs	237	428	44	665	44
Total Non-GAAP Adjustments	$6,486	$6,772	$6,902	$13,258	$13,584

Non-GAAP Gross Profit	$142,648	$132,382	$106,194	$275,030	$204,178
Non-GAAP Gross Margin (% of net sales)	51.5%	51.1%	49.6%	51.3%	48.9%

(1) Included in non-GAAP stock-based compensation charges are stock-based compensation expense and related payroll tax effects.

Reconciliation of Non-GAAP Operating Expenses

	Three-Month Period Ended			Six-Month Period Ended
	September 25, 2026	June 26, 2026	September 26, 2025	September 25, 2026	September 26, 2025
	(Dollars in thousands)			(Dollars in thousands)
GAAP Operating Expenses	$100,714	$100,143	$93,049	$200,857	$187,091

Research and Development Expenses
GAAP Research and Development Expenses	55,756	55,168	50,891	110,924	97,391
Non-GAAP adjustments
Purchased intangible amortization	5	6	8	11	11
Restructuring costs	80	134	1,639	214	2,770
Stock-based compensation(1)	4,659	6,613	4,907	11,272	7,818
Other costs(2)	560	514	112	1,074	147
Non-GAAP Research and Development Expenses	50,452	47,901	44,225	98,353	86,645

Selling, General and Administrative Expenses
GAAP Selling, General and Administrative Expenses	44,958	44,975	42,158	89,933	89,700
Non-GAAP adjustments
Transaction-related costs	—	9	1	9	131
Purchased intangible amortization	535	535	535	1,070	1,070
Restructuring costs	224	443	1,158	667	2,342
Stock-based compensation(1)	8,456	9,420	7,757	17,876	14,720
Other costs(2)	567	487	476	1,054	6,314
Non-GAAP Selling, General and Administrative Expenses	35,176	34,081	32,231	69,257	65,123

Total Non-GAAP Adjustments	15,086	18,161	16,593	33,247	35,323

Non-GAAP Operating Expenses	$85,628	$81,982	$76,456	$167,610	$151,768

(1) Included in non-GAAP stock-based compensation charges are stock-based compensation expense and related payroll tax effects.

(2) Included in non-GAAP other costs are non-recurring charges that are individually immaterial for separate disclosure, such as project evaluation costs, which consist of costs and estimated costs incurred in connection with other non-recurring transactions.

Reconciliation of Non-GAAP Operating Income and Non-GAAP Operating Margin

	Three-Month Period Ended			Six-Month Period Ended
	September 25, 2026	June 26, 2026	September 26, 2025	September 25, 2026	September 26, 2025
	(Dollars in thousands)			(Dollars in thousands)
GAAP Operating Income	$35,448	$25,467	$6,243	$60,915	$3,503
GAAP Operating Margin (% of net sales)	12.8%	9.8%	2.9%	11.4%	0.8%

Transaction-related costs	—	9	1	9	131
Purchased intangible amortization	5,630	5,630	5,633	11,260	11,260
Restructuring costs	381	660	3,548	1,041	6,568
Stock-based compensation(1)	14,197	17,205	13,681	31,402	24,443
Other costs(2)	1,364	1,429	632	2,793	6,505
Total Non-GAAP Adjustments	$21,572	$24,933	$23,495	$46,505	$48,907

Non-GAAP Operating Income	$57,020	$50,400	$29,738	$107,420	$52,410
Non-GAAP Operating Margin (% of net sales)	20.6%	19.4%	13.9%	20.0%	12.5%

(1) Included in non-GAAP stock-based compensation charges are stock-based compensation expense and related payroll tax effects.

(2) Included in non-GAAP other costs are non-recurring charges that are individually immaterial for separate disclosure such as project evaluation costs, which consist of costs and estimated costs incurred in connection with other non-recurring transactions.

Reconciliation of EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin

	Three-Month Period Ended			Six-Month Period Ended
	September 25, 2026	June 26, 2026	September 26, 2025	September 25, 2026	September 26, 2025
	(Dollars in thousands)			(Dollars in thousands)
GAAP Net Income (Loss)	$23,318	$15,919	$6,583	$39,237	$(6,579)
GAAP Net Income (Loss) Margin (% of net sales)	8.4%	6.1%	3.1%	7.3%	(1.6)%

Interest expense	4,469	4,384	5,730	8,853	12,089
Interest income	(267)	(405)	(159)	(672)	(393)
Income tax provision (benefit)	4,510	1,506	(9,298)	6,016	(6,129)
Depreciation & amortization	17,241	16,867	16,611	34,108	32,827
EBITDA	$49,271	$38,271	$19,467	$87,542	$31,815

Transaction-related costs	—	9	1	9	131
Restructuring costs	381	662	3,403	1,043	6,227
Stock-based compensation(1)	14,197	17,205	13,681	31,402	24,443
Other costs(2)	5,378	5,902	4,271	11,280	11,575
Adjusted EBITDA	$69,227	$62,049	$40,823	$131,276	$74,191
Adjusted EBITDA Margin (% of net sales)	25.0%	23.9%	19.0%	24.5%	17.8%

(1) Included in non-GAAP stock-based compensation charges are stock-based compensation expense and related payroll tax effects.

(2) Included in non-GAAP other costs are non-recurring charges that are individually immaterial for separate disclosure such as project evaluation costs, which consist of costs and estimated costs incurred in connection with other non-recurring transactions, certain impacts of foreign currency exchange gain (loss), net, and income (loss) in earnings of equity investments.

Reconciliation of Non-GAAP Profit before Tax

	Three-Month Period Ended			Six-Month Period Ended
	September 25, 2026	June 26, 2026	September 26, 2025	September 25, 2026	September 26, 2025
	(Dollars in thousands)			(Dollars in thousands)
GAAP Income (Loss) before Income Taxes	$27,828	$17,425	$(2,715)	$45,253	$(12,708)

Transaction-related costs	—	9	1	9	131
Transaction-related interest	225	225	645	450	1,505
Purchased intangible amortization	5,630	5,630	5,633	11,260	11,260
Restructuring costs	381	662	3,736	1,043	6,756
Stock-based compensation(1)	14,197	17,205	13,681	31,402	24,443
Other costs(2)	5,418	5,941	4,271	11,359	11,575
Total Non-GAAP Adjustments	$25,851	$29,672	$27,967	$55,523	$55,670

Non-GAAP Profit before Tax	$53,679	$47,097	$25,252	$100,776	$42,962

(1) Included in non-GAAP stock-based compensation charges are stock-based compensation expense and related payroll tax effects.

(2) Included in non-GAAP other costs are non-recurring charges that are individually immaterial for separate disclosure such as project evaluation costs, which consist of costs and estimated costs incurred in connection with other non-recurring transactions, certain impacts of foreign currency exchange gain (loss), net, and income (loss) in earnings of equity investments.

Reconciliation of Non-GAAP Income Tax Provision and Non-GAAP Effective Tax Rate

	Three-Month Period Ended			Six-Month Period Ended
	September 25, 2026	June 26, 2026	September 26, 2025	September 25, 2026	September 26, 2025
	(Dollars in thousands)			(Dollars in thousands)
GAAP Income Tax Provision (Benefit)	$4,510	$1,506	$(9,298)	$6,016	$(6,129)
GAAP effective tax rate	16.2%	8.6%	342.5%	13.3%	48.2%

Tax effect of adjustments to GAAP results	968	3,071	10,733	4,039	9,250

Non-GAAP Income Tax Provision	$5,478	$4,577	$1,435	$10,055	$3,121
Non-GAAP Effective Tax Rate	10.2%	9.7%	5.7%	10.0%	7.3%

Reconciliation of Non-GAAP Net Income Attributable to Allegro MicroSystems, Inc. and Non-GAAP Earnings per Share

	Three-Month Period Ended			Six-Month Period Ended
	September 25, 2026	June 26, 2026	September 26, 2025	September 25, 2026	September 26, 2025
	(Dollars in thousands)			(Dollars in thousands)
GAAP Net Income (Loss) Attributable to Allegro MicroSystems, Inc.(1)	$23,257	$15,871	$6,519	$39,128	$(6,708)
GAAP Basic weighted average common shares	186,449,984	185,806,543	185,074,119	186,128,253	184,830,588
GAAP Diluted weighted average common shares	187,717,425	187,770,061	186,305,785	187,760,302	184,830,588
GAAP Basic Income (Loss) per Share	$0.12	$0.09	$0.04	$0.21	$(0.04)
GAAP Diluted Income (Loss) per Share	$0.12	$0.08	$0.03	$0.21	$(0.04)

Transaction-related costs	—	9	1	9	131
Transaction-related interest	225	225	645	450	1,505
Purchased intangible amortization	5,630	5,630	5,633	11,260	11,260
Restructuring costs	381	662	3,736	1,043	6,756
Stock-based compensation(2)	14,197	17,205	13,681	31,402	24,443
Other costs(3)	5,418	5,941	4,271	11,359	11,575
Total Non-GAAP Adjustments	25,851	29,672	27,967	55,523	55,670
Tax effect of adjustments to GAAP results(4)	(968)	(3,071)	(10,733)	(4,039)	(9,250)
Non-GAAP Net Income Attributable to Allegro MicroSystems, Inc.	$48,140	$42,472	$23,753	$90,612	$39,712
Basic weighted average common shares	186,449,984	185,806,543	185,074,119	186,128,253	184,830,588
Diluted weighted average common shares	187,717,425	187,770,061	186,305,785	187,760,302	185,800,398
Non-GAAP Basic Earnings per Share	$0.26	$0.23	$0.13	$0.49	$0.21
Non-GAAP Diluted Earnings per Share	$0.26	$0.23	$0.13	$0.48	$0.21

(1) GAAP Net Income (Loss) Attributable to Allegro MicroSystems, Inc. represents GAAP Net Income (Loss) adjusted for Net Income Attributable to non-controlling interests.
(2) Included in non-GAAP stock-based compensation charges are stock-based compensation expense and related payroll tax effects.

(3) Included in non-GAAP other costs are non-recurring charges that are individually immaterial for separate disclosure, such as project evaluation costs, which consists of costs and estimated costs incurred in connection with other non-recurring transactions, certain impacts of foreign currency exchange gain (loss), net, and income (loss) in earnings of equity investments.

(4) To calculate the tax effect of adjustments to GAAP results, the Company considers each Non-GAAP adjustment by tax jurisdiction, reverses all discrete items and non-recurring law changes to calculate an annual NG ETR. This NG ETR is then applied to Non-GAAP Profit Before Tax to arrive at the tax effect of adjustments to GAAP results.

Reconciliation of Non-GAAP Free Cash Flow and Non-GAAP Free Cash Flow as Percentage of Net Sales

	Three-Month Period Ended			Six-Month Period Ended
	September 25, 2026	June 26, 2026	September 26, 2025	September 25, 2026	September 26, 2025
	(Dollars in thousands)			(Dollars in thousands)
GAAP Operating Cash Flow	$36,848	$21,989	$20,362	$58,837	$81,980
GAAP Operating Cash Flow (% of net sales)	13.3%	8.5%	9.5%	11.0%	19.6%
Non-GAAP adjustments
Purchases of property, plant and equipment	(6,343)	(8,017)	(6,444)	(14,360)	(17,044)
Non-GAAP Free Cash Flow	$30,505	$13,972	$13,918	$44,477	$64,936
Non-GAAP Free Cash Flow (% of net sales)	11.0%	5.4%	6.5%	8.3%	15.5%

Investor Contact:

Jalene Hoover

VP of Investor Relations & Corporate Communications

+1 (512) 751-6526

jhoover@allegromicro.com